UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant:  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ABRAXAS PETROLEUM CORPORATION

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The previously filed proxy card inadvertently did not include the Company’s outstanding Series A Preferred Shares, which this corrected proxy card now includes.

ABRAXAS Annual Meeting of Abraxas Petroleum Corporation to be held on Tuesday, May 11, 2022 at 3:00 p.m., CT for Holders of Record as of March 21, 2022 This Proxy is Being Solicited on behalf of the Board of Directors The undersigned stockholder of Abraxas Petroleum Corporation (the “Company”), hereby appoints Robert L.G. Watson and Steven P. Harris, and each of them, as proxies and attorneys-in-fact, each with full power of substitution, and hereby authorizes them to represent and to vote, as instructed on the P reverse side, all the shares of Abraxas common and preferred stock which the undersigned may be R entitled to vote at the Annual Meeting of Stockholders to be held on May 11, 2022, at 3:00 p.m., CT in O a virtual-only meeting format, by live audio webcast (please visit www.proxydocs.com/AXAS for more details and to register to attend the meeting) and any adjournment thereof, with all powers which the X undersigned would possess if personally present, conferring authority upon such proxies to vote in Y their discretion on such other matters or postponement as may properly come before the meeting. This Proxy revokes any proxy heretofore given with respect to the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of Abraxas dated March 31, 2022. (Continued and to be signed on the reverse side) SEE REVERSE SIDE TO VOTE BY MAIL, PLEASE DETACH HERE

Please mark vote as indicated in X this example THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEE IN PROPOSAL 1 AND “FOR” PROPOSALS 2, AND 3 ALL OF WHICH HAVE BEEN PROPOSED BY THE BOARD OF DIRECTORS. (1) To elect as directors to the Abraxas Board of Directors (2) To ratify the appointment of Akin, Doherty, Klein & FOR AGAINST ABSTAIN the nominee below for a term of three years: FOR AGAINST ABSTAIN Feuge, PC as Abraxas’ independent registered public accounting firm for the year ended December 31, 01 Brian L. Melton 2022. 02 Damon Putman FOR AGAINST ABSTAIN (3) To approve, by advisory vote, the compensation of the Company’s named executive officers. 03 Daniel Baddeloo (4) To transact any other business that has been properly brought before the meeting in accordance with the provisions of the Company’s Amended and Restated Bylaws. Authorized Signatures—This section must be completed for your instructions to be executed. Date:                2022 Please Sign Here Please Sign Here Title Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE TO VOTE BY MAIL, PLEASE DETACH HERE ( VOTE BY TELEPHONE OR INTERNET QUICK H H H EASY H H H IMMEDIATE : Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card by mail. VOTE BY INTERNET: The web address is www.proxyvoting.com/axas. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form Call H H Toll Free H H On a Touch-Tone Telephone 1-800-730-7360 There is NO CHARGE to you for this call OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately. OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors. THANK YOU FOR VOTING. CONTROL NUMBER for Telephone/Internet Voting